October 23, 2014

Third Quarter 2014 Review

Peter S. Kraus
Chairman & Chief Executive Officer

John C. Weisenseel
Chief Financial Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2013 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.

- ***The possibility that AllianceBernstein will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units AllianceBernstein may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.

- ***Our anticipation that cumulative write-offs relating to Phase II of our global real estate consolidation program targeting approximately 510,000 square feet of office space will remain in our previously announced range of $225 million to $250 million:*** Any charges we record are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record additional charges beyond our previously announced range of $225 million to $250 million.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Third Quarter 2014

In US $ Billions


Gross Sales
$18.8
$23.6
3Q14
2Q14
$18.8
$18.7
3Q14
3Q13
Net Flows
$2.8
$8.3
3Q14
2Q14
$2.8
$(4.8)
3Q14
3Q13
End of Period AUM
$473.0
$480.2
3Q14
2Q14
$473.0
$445.2
3Q14
3Q13
Average AUM
$479.0
$464.2
3Q14
2Q14
$479.0
$439.9
3Q14
3Q13

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
4.5
12.4
1.8
(3.5)
(0.6)
(0.7)
(8.0)
(13.0)
(2.5)
5.5
7.8
1.5
(5.6)
(3.9)
(0.8)
(11.1)
(11.7)
(2.3)
2.8
9.9
2.2
(3.8)
(1.1)
0.5
(6.6)
(11.0)
(1.7)
10.5
11.4
1.7
6.8
2.0
(0.5)
(3.7)
(9.4)
(2.2)
5.8
11.6
1.4
2.8
(0.1)
0.1
(3.0)
(11.7)
(1.3)
Inst.
Ret.
P.C.
3Q13
4Q13
1Q14
2Q14
3Q14

	3Q13	4Q13	1Q14	2Q14	3Q14
Total					
Gross Sales	$18.7	$14.8	$14.9	$23.6	$18.8
Gross Redemptions	$(23.5)	$(25.1)	$(19.3)	$(15.3)	$(16.0)
Net Flows	$(4.8)	$(10.3)*	$(4.4)	$8.3	$2.8

*4Q13 net flows include $6.8B in MONY Institutional fixed income redemptions sustained as a result of AXA's sale of MONY in October.

Institutional Highlights

Second Straight Quarter of Net Inflows


$B
4.5
5.5
2.8
10.5
5.8
6.8
(3.8)
2.8
(3.5)
(8.0)
(5.6)
(11.1)
(6.6)
(3.7)
(3.0)
3Q13
4Q13*
1Q14
2Q14
3Q14
Gross Sales
Gross Redemptions
Net Flows

Redemptions and Redemption Rate Continue to Decline


12
8
4
0
25
20
15
10
5
0
Lowest redemption rate since 4Q05
4Q13
1Q14
2Q14
3Q14
Redemptions ($B, left)
Ann. Redemption Rate (%, right)

Higher Pipeline(1) Both Sequentially and Year-Over-Year

Pipeline at Quarter-End; $B


4.7
4.3
6.6
3Q13
2Q14
3Q14

New Additions(2) Across Asset Classes

Fixed Income

Global Credit	$485M
Canadian Fixed Income	$450M
US Investment Grade	$335M
Global High Yield	$280M
Emerging Market Debt	$170M
Global / Global Plus Fixed Income	$100M

Equity / Alts / Multi-Asset

Customized Retirement Strategies	$1.8B
Emerging Markets Multi-Asset	$200M
Frontier Markets	$100M

*In 4Q13, Institutions lost $6.8B in fixed income assets when AXA finalized its sale of MONY.
(1)Assets awarded and pending funding as of quarter-end. (2)Represents significant pipeline activity; not comprehensive.

Fixed Income Investment Performance

	Relative Performance Through 9/30/14 (%)			
US:	3Q14	1 Year	3 Year	5 Year
Strategic Core Plus	0.2	1.6	1.1	1.5
Core Fixed Income	0.0	0.4	0.6	0.9
High Yield	0.7	1.6	1.3	1.1
Diversified Yield Plus	0.2	3.5	4.2	4.3
Insurance – US Bond	0.0	1.3	1.1	0.9
TIPS – Plus	0.2	1.9	1.6	2.2
Unconstrained Bond	(0.7)	2.2	4.1	N/A
Global:				
Global High Income	1.8	1.8	0.3	0.8
Global Fixed Income	0.2	0.2	1.0	2.1
Global Plus	0.2	0.4	0.4	1.2
Global Aggregate	0.2	0.6	0.6	1.3
Non-US Regional:				
Canada Core Plus	(0.1)	1.4	1.0	1.5
UK Core Plus	0.0	1.3	1.2	1.5
European Income	(1.2)	(1.3)	1.9	1.3
European High Yield	(0.7)	0.2	1.1	N/A
Emerging Markets Debt	(0.2)	0.6	0.8	1.0

Benchmarks: Strategic Core Plus, Core Fixed Income, High Yield – Barclays US High Yield 2% Issuer Cap; Diversified Yield Plus – Sterling 3 Month LIBOR; Insurance US Bond – Insurance Custom Index; TIPS Plus – Barclays US Treas. Inflation Notes; Unconstrained Bond – BofA Merrill Lynch US Treasuries (3M); Global High Income – Barclays Global High Yield; Global Fixed Income – Citigroup WGBI; Global Plus, Global Aggregate – Barclays Global Aggregate; Canada Core Plus – DEX Canadian Bond Overall Index; UK Core Plus - Barclays Sterling Aggregate (10/1/08-10/31/11) and BofA Merrill Lynch Sterling Non Gilts All Stocks (11/1/11-9/30/14); European Income – 65% BC Euro Agg/35% BC Pan-Euro HY 2% Constraint; European High Yield – Barclays EURO HY 2% Cap; Emerging Markets Debt - JPM EMBI Global. Preliminary performance as of 9/30/14; annualized and gross of fees.

Fixed Income: Diversify Risk with Varied, Global Exposure

Country Bond Returns[1] Rotate Leadership Across Cycles…

%	2009	2010	2011	2012	2013
Best Performer	Euro Area 4.1	UK 7.2	UK 16.1	Euro Area 11.2	Euro Area 2.5
	Japan 1.4	US 5.9	US 9.8	UK 2.4	Australia 2.4
	UK –1.6	Canada 5.6	Australia 8.9	Japan 2.2	Japan 2.3
	Canada –1.9	Japan 2.9	Canada 8.3	US 2.0	US –2.7
	US –3.6	Euro Area 1.0	Japan 2.6	Canada 1.4	Canada –3.1
Worst Performer	Australia –5.9	Australia 0.3	Euro Area 2.7	Australia 1.4	UK –4.4
Gap between best and worst	10.0	6.9	13.4	9.8	6.9

…As Do Sector Bond Returns[2]

%	2009	2010	2011	2012	2013
Best Performer	High Yield 58.2	High Yield 15.1	US TIPS 13.6	EMD USD 17.9	High Yield 7.4
	EMD USD 28.2	EMD US 12.0	US Treas. 9.8	High Yield 15.8	IG Corp -1.5
	FX Carry 22.0	US TIPS 6.3	EMD USD 8.5	FX Carry 10.5	FX Carry -1.9
	IG Corp. 18.7	IG Corp. 9.0	IG Corp 8.2	IG Corp 9.8	US Treas. -2.8
	US TIPS 11.4	US Treas. 5.9	High Yield 5.0	US TIPS 7.0	EMD USD -6.6
Worst Performer	US Treas. -3.6	FX Carry 1.5	FX Carry 1.5	US Treas. 2.0	US TIPS -8.6
Gap between best and worst	61.8	13.6	12.1	15.9	16.1

A Broad Multi-Sector Approach Can Enhance Liquidity

USD, $B

Market Size of Various Credit Sectors[3]



1,343
347
538
901
179
295
1,016
4,619
US HY
Euro HY
Asia Credit
Bank Loans
EM HY
EM Corps
EM Local
Total

AB Fixed Income: Diverse, Global & Credit-Focused



Global Strategies 31%
Other(4) 16%
US Multi-sector 5%
Municipals 12%
High Income
EM Debt 5%
Insurance Clients
Credit 31%

Total Fixed Income AUM: $262B

(1) Global Bond returns based on Barclays government bond indices within each country; hedged to USD. (2) Annualized sector returns. (3) As of September 30, 2014. US HY – Barclays US Corporate HY; Euro HY – Barclays Pan-European HY; Asia Credit – JPM Asia Credit Index; Bank Loans – CS Leveraged Loan; EM HY – JPM EMBI Global HY; EM Corps – JPM CEMBI Broad Diversified; EM Local – JPM GBI EM Global. (4) Includes US Multi-sector, Non US Regional, Passive, Private Placements, Liquid Markets and Other.

Equities Investment Performance

	Relative Performance Through 9/30/14 (%)			
US:	3Q14	1 Year	3 Year	5 Year
US Small Cap Value	0.1	4.1	5.8	4.9
US Strategic Value	0.3	1.9	0.7	(1.4)
US Small Cap Growth	0.1	1.0	2.2	4.8
US Large Cap Growth	1.7	2.0	2.6	(1.3)
Select US Equity	1.2	(0.1)	0.5	2.5
Concentrated US Growth	0.8	(0.9)	1.7	1.7
US Growth & Income	0.3	(3.7)	0.1	1.3
Global / International:				
Global Strategic Value	(0.8)	4.1	3.4	(0.9)
Global Active Low Vol	0.8	4.0	2.9	N/A
Global REIT	0.9	1.7	2.6	1.5
Concentrated Global Growth	2.9	0.8	0.6	2.0
International Strategic Value	0.2	1.6	(1.1)	(3.1)
International Discovery	1.2	0.6	3.9	4.1
Emerging Markets Value	(0.1)	3.5	(1.5)	(2.0)
Emerging Markets Growth	(1.1)	4.3	4.0	1.6
Non-US Regional:				
Australian Value	(0.1)	3.3	2.4	0.4
Japan Strategic Value	(0.1)	1.4	(1.4)	0.9
European Strategic Value	(2.1)	(2.1)	0.2	(2.6)

Benchmarks: US Small Cap Value – Russell 2000 Value; US Strategic Value – Russell 1000 Value; US Small Cap Growth – Russell 2000 Growth; US Large Cap Growth – Russell 1000 Growth; Select US Equity – S&P 500; Concentrated US Growth – S&P 500; US Growth & Income – Russell 1000 Value; Global Strategic Value – MSCI ACWI, Global Active Low Vol – MSCI World Minimum Volatility; Global REIT – FTSE EPRA/NAREIT Developed Real Estate; Concentrated Global Growth – MSCI World; International Strategic Value – MSCI EAFE; International Discovery – MSCI ACWI SMID ex-US; Emerging Markets Value, Emerging Markets Growth – MSCI EM; Australian Value – S&P ASX 300; Japan Strategic Value – TOPIX; European Strategic Value – MSCI Europe. Preliminary performance as of 9/30/14; annualized and gross of fees.

Equities: Delivering for Our Clients Through a Range of Strategies

Evolving our Equities Platform to Meet Clients' Changing Needs

Seeking equity return potential with…

…limited downside risk	European Flexible Equity; Low Volatility; Select US Long/Short
…stable and consistent alpha	Global Core Equity; Select US Equity
…income	Emerging Markets Multi-Asset; Equity Income; Global REIT
…style diversification	Growth; Value
…unique alpha	Concentrated US & Global Growth; European Opportunities; US & Global Thematic

Insights Inform Conviction in Multiple Ways

Adhering To Your Philosophy: Buying Quality Companies



% ROE*
AB service
Relevant universe
18.5
17.4
23.9
17.4
24.5
18.1
Growth & Income
Large Cap Value Universe
Global Growth Trends
World Stock Universe
Emerging Markets Growth
Diversified EM Universe

Differing From The Benchmark: AB Services with Active Share > 85%**

- Concentrated Global Growth
- International Discovery (SMID)
- US Small-Cap Value
- US Small-Cap Growth
- US SMID-Cap Value
- US SMID-Cap Growth
- Global Strategic Value
- Global Thematic Research
- Global Core Equity
- Concentrated US Growth
- Emerging Consumer

All data as of September 30, 2014.

*Return on Equity is the weighted average; Morningstar universes are Large Cap Value, World Stock and Diversified Emerging Markets. Source: Morningstar. **Active share >85% for prior four quarter average.

Retail Highlights

Continued Gross Sales Momentum



$B
12.4
7.8
9.9
11.4
11.6
(0.6)
(3.9)
(1.1)
2.0
(0.1)
(13.0)
(11.7)
(11.0)
(9.4)
(11.7)
3Q13
4Q13
1Q14
2Q14
3Q14
Gross Sales
Gross Redemptions
Net Flows

Improved YTD Redemptions and Net Flow Trends



$B
Redemptions
$13B or 28% Improvement
Net Flows
$4B+ Improvement
0.7
(32.2)
(3.6)
(45.0)
YTD '13
YTD '14

More Diverse Asia ex Japan Gross Sales



2011
2014 YTD
85%
8%
7%
64%
19%
12%
5%
GHY / AIP
Other FI
Equity
Alts/Multi-Asset

3Q14 Milestones

- YTD '14 sales of newer offerings 28% of total Retail gross sales, up from 23% for YTD '13
- Select US Equity Lux fund approaching 3-yr anniversary in October with top quartile performance across time periods and $4.5B in assets
- Two new Retail Liquid Alternative funds launched during 3Q
  - Multi-Manager Alternative Strategies Fund in July; $400M in assets
  - Long/Short Multi-Manager Fund in September
- Global High Yield and American Income track records remain strong
  - GHY top quartile for YTD, 1- 3- and 5- yr; top decile for 10-yr
  - AIP top decile YTD, 1-, 3-, 5-, 10-yr and since inception

Private Client Highlights

Significant Year-Over-Year Flow Improvement



$B
1.8
1.5
2.2
1.7
1.4
0.5
0.1
(0.7)
(0.8)
(0.5)
(1.7)
(1.3)
(2.5)
(2.3)
(2.2)
3Q13
4Q13
1Q14
2Q14
3Q14
Gross Sales
Gross Redemptions
Net Flows

YTD Gross Sales, Redemptions and Net Flow Trends



$B
4.9
5.3
0.2
(2.9)
(5.1)
(7.8)
Gross Sales
Gross Redemptions
Net Flows
YTD 13
YTD 14

DAA: Reduced Volatility While Preserving Returns*

Client Portfolio	Return Impact	Volatility Impact
30 / 70	0.1%	(4)%
60 / 40	0.0%	(7)%
80 / 20	0.0%	(7)%

*Since April 1, 2010 inception date, returns annualized

3Q14 Milestones

- YTD gross sales increased 8% and gross redemptions declined 35%
- $3B improvement in YTD net flows
- $1.2B in assets raised or committed to new targeted services YTD
  - Real Estate Opportunities - $420M
  - Financial Services Opportunities - $305M
  - European Opportunities - $250M
  - Next 50 frontier equities - $110M
- YTD Financial Advisor attrition a third of both 2013 and 2012 levels

Bernstein Research Services Highlights

BRS Quarterly Revenues Up Year-Over-Year...



$M
% Change
3Q14 / 3Q13: +5%
3Q14 / 2Q14: (6)%
107
119
112
3Q13
2Q14
3Q14

...Despite Flat to Down Global Trading Volumes

Global Industry Trading Volumes* (% Change)



0
(6)
2
(22)
(1)
11
US
Europe
Asia
3Q14 / 3Q13
3Q14 / 2Q14

Lower Than Average 3Q Volatility

VIX Volatility Index: January 2013 – September 30, 2014



Average Volatility Y/Y %Δ
July: -12%
August: -5%
September: -8%
25
20
15
10
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Sept-14

Global Research Recognition and Growth

- Another strong showing in annual *Institutional Investor* All-America Research Team survey
  - Tenth consecutive year ranked within the top ten firms
  - Advanced to #6 ranking overall from #7
  - Six analysts ranked #1 in seven sectors
- 11th Annual Pan-European Strategic Decisions Conference well received
  - More than 90 companies hosted presentations and small group meetings with 800+ clients
  - Pre-conference Best Ideas Analyst Day featured 22 analysts and 250+ clients

*US: NYSE and Nasdaq shares traded; Europe: FESE - Federation of European Stock Exchanges on-exchange volumes; Asia: Combined value traded for Hong Kong and Japan.
Source: Bloomberg, ThomsonONE

Progress on Our Strategy in 3Q14

Firmwide Initiative	Progress

Improve investment performance and deliver for clients	▪ 80% of Fixed Income assets in outperforming services for 3-yr period
	  ▪ Diversified Yield Plus and Unconstrained Bond outperformed by 4+ ppts for 3-yr
	▪ 70% of Active Equity assets in outperforming services for 3-yr period
	  ▪ EM Growth outperformed by 4 ppts and Global Active Low Vol by 2.9 ppts for 3-yr
	  ▪ Concentrated Global Growth, Global REIT, International Discovery, and US Small Cap Value and Growth have outperformed across time periods

Diversify our business across channels, investment services and geographies	▪ More than 375 Institutional RFPs, up 20% YTD and pipeline up +$2.3B Q/Q from diverse adds ▪ Newer offerings account for 28% of total Retail gross sales YTD, up from 23% YTD '13 ▪ Retail sales strength in equity, multi-asset and alternative services and Asia ex Japan region ▪ Sell-side YTD '14 revenues up 7%; Asia and Europe revenues up by double-digits
Develop innovative new products and services to meet clients' evolving needs	▪ Broadened retail liquid alternatives platform with launch of two new US 40 Act mutual funds ▪ Multi-Manager Alternative Strategies in July and Long/Short Multi-Manager in late-September ▪ Partnership with Morningstar to launch and co-manage new multi-manager target-date fund series ▪ Launched Retirement Bridge, an innovative retirement income solution for UK DC market ▪ Private Client targeted services have attracted $1.2B in raised and committed assets YTD
Achieve greater operating leverage and better financial results	▪ Adjusted operating income up quarter-over-quarter and year-over-year ▪ Quarter-over-quarter and year-over-year improvement in adjusted operating margin, to 23.8% ▪ Global real estate consolidation plan remains on track ▪ Phase #1: 100% complete; Phase #2: 80%+ completed

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Third Quarter 2014

In US $ Millions



Adjusted Revenues
$626
$629
3Q14
2Q14
$626
$578
3Q14
3Q13
Adjusted Expenses
$477
$485
3Q14
2Q14
$477
$447
3Q14
3Q13
Adjusted Operating Margin
23.8%
23.0%
3Q14
2Q14
23.8%
22.7%
3Q14
3Q13
Adjusted EPU
45¢
45¢
3Q14
2Q14
45¢
40¢
3Q14
3Q13

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Third Quarter 2014 GAAP to Adjusted Reconciliation

In US dollar millions

	GAAP	Adjustments: Distribution-Related Payments	Pass Through Expenses	Long-Term Inc. Compensation MTM	Venture Capital Fund	Real Estate Credits	Acquisition Related Expenses	Adjusted (Non-GAAP)
Net Revenues	$ 750	$ (119)	$ (10)	$ 1	$ 4	$ -	$ -	$ 626
Operating Expenses	605	(119)	(10)	1	-	1	(1)	477
Operating Income	**$ 145**	**$ -**	**$ -**	**$ -**	**$ 4**	**$ (1)**	**$ 1**	**$ 149**
Operating Margin	**19.9%**							**23.8%**
Holding EPU	**$ 0.45**							**$ 0.45**

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to both GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues; we also exclude sub-advisory payments to third parties against advisory fees earned
- Long-term incentive compensation mark-to-market (MTM) gains and losses, and dividends and interest associated with employee long-term incentive compensation-related investments, are excluded from net revenues and operating expense
- Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
- Real Estate Credits are excluded since they are not considered part of our core ongoing operations
- Acquisition-related expenses, primarily severance, temporary help and professional fees incurred as a result of the W.P. Stewart and CPH acquisitions, have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Third Quarter 2014 Adjusted Income Statement

In US dollar millions (except EPU)	3Q 2014	2Q 2014	% Δ	3Q 2013	% Δ
Adjusted Net Revenues	$ 626	$ 629	(0%)	$ 578	8%
Adjusted Operating Expenses	477	485	(2%)	447	7%
Adjusted Operating Income	149	144	3%	131	14%
Adjusted Operating Margin	23.8%	23.0%		22.7%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.45**	**$0.45**	**0%**	**$0.40**	**13%**
AB Holding Distribution Per Unit	**$0.45**	**$0.45**	**0%**	**$0.40**	**13%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Third Quarter 2014 Adjusted Revenues

- Base Fees increased both sequentially and versus the prior year quarter due to an increase in average AUM across all three distribution channels
- Performance Fees are down sequentially due to the 2Q14 calculation date of two large funds that realized fees in the prior quarter
- Bernstein Research Services revenues decreased 6% sequentially due to decreased client activity in Europe and the US as a result of seasonality; revenues increased 5% versus the prior year quarter due to increased client activity in Asia
- Net Distribution expense increased both sequentially and versus the prior year quarter due to increased sales of Asian retail funds
- Investment Losses of approximately $0.3M in 3Q14 included seed investment gains compared to seed investment losses in 2Q14 and seed investment gains in 3Q13

Adjusted Revenues (in US dollar millions)	3Q 2014	2Q 2014	% Δ	3Q 2013	% Δ
Base Fees	$ 492	$ 472	4%	$ 449	10%
Performance Fees	3	20	(85%)	1	200%
Bernstein Research Services	112	119	(6%)	107	5%
Net Distribution Revenues (Expenses)	(4)	(1)	300%	1	n/m
Investment Gains (Losses)	-	(3)	(100%)	-	n/m
Other Revenues	23	23	0%	21	10%
Total Revenues	**626**	**630**	**(1%)**	**579**	**8%**
Less: Interest Expense	-	1	(100%)	1	(100%)
Adjusted Net Revenues	**$ 626**	**$ 629**	**(0%)**	**$ 578**	**8%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Third Quarter 2014 Adjusted Operating Expenses

- Adjusted Compensation Ratio was 49.5% in 3Q14 vs. approximately 50% in both 2Q14 and 3Q13
- Total Compensation & Benefits decreased 1% sequentially due to the lower comp ratio paired with lower revenues, and increased 7% versus the prior year due to higher revenues
- Promotion & Servicing expenses decreased 10% sequentially due to lower marketing costs and T&E, and increased 15% versus 3Q13 due to higher trade execution, marketing costs and T&E
- G&A expenses increased 3% versus 3Q13 due to higher portfolio servicing fees and other G&A

Adjusted Operating Expenses (in US dollar millions)	**3Q 2014**	**2Q 2014**	**% Δ**	**3Q 2013**	**% Δ**
Compensation & Benefits					
Base Compensation	$ 110	$ 106	4%	$ 97	13%
Incentive Compensation	133	145	(8%)	122	9%
Commissions, Fringes & Other	75	71	6%	78	(4%)
Total Compensation & Benefits	**318**	**322**	**(1%)**	**297**	**7%**
Promotion & Servicing	45	50	(10%)	39	15%
General & Administrative	107	106	1%	104	3%
Other	7	7	0%	7	0%
Total Adjusted Operating Expenses	**$ 477**	**$ 485**	**(2%)**	**$ 447**	**7%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Third Quarter 2014 Adjusted Operating Results

- Adjusted Operating Income improved 3% sequentially due to lower operating expenses and increased 14% versus 3Q13 due to increased revenues outpacing expense growth
- Adjusted Margin for 3Q14 was 23.8%, up from 23.0% in 2Q14, and 22.7% in 3Q13

In US dollar millions (except EPU)	3Q 2014	2Q 2014	% Δ	3Q 2013	% Δ
Adjusted Operating Income	**$ 149**	**$ 144**	**3%**	**$ 131**	**14%**
Adjusted Operating Margin	**23.8%**	**23.0%**		**22.7%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.45**	**$ 0.45**	**0%**	**$ 0.40**	**13%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	3Q 2014	Periods Ended September 30, 2014 One Year	Three Years	Five Years	Ten Years	Benchmark
Value						
Emerging Markets Value	(0.1)	3.5	(1.5)	(2.0)	(0.7)	MSCI EM
Global Value	(1.2)	0.8	1.4	(2.2)	(1.5)	MSCI World
Global Strategic Value	(0.8)	4.1	3.4	(0.9)	(2.0)	MSCI ACWI
US Small & Mid Cap Value	0.3	1.8	2.2	1.2	1.8	Russell 2500 Value
US Strategic Value	0.3	1.9	0.7	(1.4)	(1.7)	Russell 1000 Value
Growth						
US Small Cap Growth	0.1	1.0	2.2	4.8	2.6	Russell 2000 Growth
US Large Cap Growth	1.7	2.0	2.6	(1.3)	(0.0)	Russell 1000 Growth
US Small and Mid Cap Growth	1.2	(2.1)	(0.1)	3.6	N/A	Russell 2500 Growth
Blend / Other						
Select US Equity	1.2	(0.1)	0.5	2.5	N/A	S&P 500
International Style Blend - Developed	(1.6)	(3.9)	(1.9)	(2.5)	(2.5)	MSCI EAFE - NDR

Performance is preliminary and as of September 30, 2014.
Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

Service	3Q 2014	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended September 30, 2014				
Global High Income	1.8	1.8	0.3	0.8	1.7	Barclays Global High Income
Global Fixed Income	0.2	0.2	1.0	2.1	1.3	Citigroup WGBI
US Strategic Core Plus	0.2	1.6	1.1	1.5	1.0	Barclays US Aggregate
Emerging Market Debt	(0.2)	0.6	0.8	1.0	1.6	JPM EMBI Global
Global Plus	0.2	0.4	0.4	1.2	0.4	Barclays Global Aggregate

Performance is preliminary and as of September 30, 2014.
Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investment service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	3Q 2014	Periods Ended September 30, 2014 One Year	Three Years	Five Years	Ten Years	Lipper Average
Value						
International Value	(0.4)	(1.8)	(1.4)	(3.2)	(2.8)	International Multi-Cap Value
Growth & Income	(0.4)	(3.4)	1.1	1.2	(0.6)	Large-Cap Core
Discovery Value	0.6	4.0	2.1	1.2	1.5	Mid Cap Value
U.S. Value	0.1	1.1	0.9	(0.6)	(1.9)	Large Cap Value
Global Value	(0.0)	1.4	1.6	(2.1)	(2.2)	Global Multi-Cap Value
Growth						
Global Thematic Growth	(0.8)	2.0	(2.3)	(3.5)	(0.9)	Global Multi-Cap Growth
International Growth	2.3	3.6	(0.3)	(1.2)	(0.0)	International Multi-Cap Growth
Large Cap Growth(1)	1.5	2.7	2.8	1.2	1.8	Large Cap Growth
Emerging Markets Growth	(1.4)	2.9	3.3	1.1	(1.2)	Equity Emerging Mkts Global
Growth(1)	1.2	1.1	0.2	0.2	(1.0)	Large Cap Growth
Discovery Growth	(1.0)	(5.2)	0.9	4.0	0.2	Mid Cap Growth

(1)Performance figures other than 3Q14, One Year and Three Year positively affected by class action settlement proceeds. As of September 30, 2014. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

Service	3Q 2014	One Year	Three Years	Five Years	Ten Years	Lipper Average
		Periods Ended September 30, 2014				
Global High Yield Portfolio	2.9	3.5	0.9	1.9	2.3	Bond Global High Yield
American Income Portfolio	0.4	3.4	2.8	2.9	2.3	Bond USD
Global Bond	2.5	2.1	0.6	1.1	1.8	Global Income
High Income	0.8	1.6	1.6	1.3	3.1	High Yield

As of September 30, 2014. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

Service	3Q 2014	Periods Ended September 30, 2014: One Year	Three Years	Five Years	Ten Years
Fully Diversified Simulation*	(0.4)	8.3	10.3	6.7	4.7
S&P 500	1.1	19.7	23.0	15.7	8.1
MSCI World Index - Net	(2.1)	12.2	17.9	10.9	7.1
Lipper Short/Int Blended Muni Fund Avg	0.7	3.9	2.5	2.8	3.0

Performance is preliminary and as of September 30, 2014.
Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983 (Strategic Value was removed from the simulation on June 30, 2012); Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter until it was removed from the simulation on June 30, 2012); Strategic Equities- July 1, 2012; Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund – April 1, 2010; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008); DAA Overlay— April 1, 2010; Alliance Bernstein Multi Manager Alternative Fund—October 1, 2012. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Assets Under Management – 3Q14

($ billions)

	At September 30, 2014				At June 30, 2014
	Institutions	Retail	Private Client	Total	Total
Equity					
Actively Managed	$ 30	$ 45	$ 37	$ 112	$ 116
Passive[1]	22	27	1	50	50
Total Equity	52	72	38	162	166
Fixed Income					
Taxable	148	63	10	221	226
Tax-Exempt	2	10	19	31	30
Passive[1]	-	10	-	10	10
Total Fixed Income	150	83	29	262	266
Other[2]	35	7	7	49	48
Total	$ 237	$ 162	$ 74	$ 473	$ 480

	At June 30, 2014			
Total	$ 240	$ 165	$ 75	$ 480

(1) Includes index and enhanced index services
(2) Includes multi-asset solutions and services, and certain alternative investments

Three Months Ended 9/30/14: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Transfers	AUM Adjustment [1]	Investment Performance	Net Change	**End of Period**
Institutions										
US	**114.0**	1.5	(0.4)	0.2	1.3	-	(1.1)	(1.5)	(1.3)	**112.7**
Global and Non-US	**126.3**	4.3	(2.5)	(0.3)	1.5	0.1	-	(3.8)	(2.2)	**124.1**
Total Institutions	**240.3**	5.8	(2.9)	(0.1)	2.8	0.1	(1.1)	(5.3)	(3.5)	**236.8**
Retail										
US	**75.7**	3.1	(2.5)	(0.6)	-	-	-	(0.4)	(0.4)	**75.3**
Global and Non-US	**89.7**	8.5	(7.7)	(0.9)	(0.1)	(0.1)	-	(2.8)	(3.0)	**86.7**
Total Retail	**165.4**	11.6	(10.2)	(1.5)	(0.1)	(0.1)	-	(3.2)	(3.4)	**162.0**
Private Client										
US	**50.6**	1.0	(0.7)	(0.5)	(0.2)	-	-	0.4	0.2	**50.8**
Global and Non-US	**23.9**	0.4	(0.3)	0.2	0.3	-	-	(0.8)	(0.5)	**23.4**
Total Private Client	**74.5**	1.4	(1.0)	(0.3)	0.1	-	-	(0.4)	(0.3)	**74.2**
Firmwide										
US	**240.3**	5.6	(3.6)	(0.9)	1.1	-	(1.1)	(1.5)	(1.5)	**238.8**
Global and Non-US	**239.9**	13.2	(10.5)	(1.0)	1.7	-	-	(7.4)	(5.7)	**234.2**
Total Firmwide	**480.2**	18.8	(14.1)	(1.9)	2.8	-	(1.1)	(8.9)	(7.2)	**473.0**

[1] Excludes assets for which we provide administrative services but not investment management services from AUM.

Three Months Ended 9/30/14: AUM Roll-Forward by Investment Service

In US $ Billions Investment Service:	Beginning of Period	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	AUM Adjustment[3]	Investment Performance	Net Change	End of Period
Equity Active									
US	**60.6**	2.1	(1.7)	(1.3)	(0.9)	-	(0.3)	(1.2)	**59.4**
Global and Non-US	**55.2**	1.9	(1.5)	(0.6)	(0.2)	-	(2.1)	(2.3)	**52.9**
Total Equity Active	**115.8**	4.0	(3.2)	(1.9)	(1.1)	-	(2.4)	(3.5)	**112.3**
Equity Passive[1]									
US	**37.4**	-	-	(0.3)	(0.3)	-	-	(0.3)	**37.1**
Global and Non-US	**13.0**	0.2	-	-	0.2	-	(0.7)	(0.5)	**12.5**
Total Equity Passive[1]	**50.4**	0.2	-	(0.3)	(0.1)	-	(0.7)	(0.8)	**49.6**
Total Equity	**166.2**	4.2	(3.2)	(2.2)	(1.2)	-	(3.1)	(4.3)	**161.9**
Fixed Income - Taxable									
US	**99.1**	1.7	(0.9)	0.3	1.1	(1.1)	(1.6)	(1.6)	**97.5**
Global and Non-US	**127.1**	9.6	(8.7)	(1.0)	(0.1)	-	(3.7)	(3.8)	**123.3**
Total Fixed Income - Taxable	**226.2**	11.3	(9.6)	(0.7)	1.0	(1.1)	(5.3)	(5.4)	**220.8**
Fixed Income - Tax-Exempt									
US	**30.4**	1.0	(0.7)	-	0.3	-	0.4	0.7	**31.1**
Global and Non-US	**-**	-	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**30.4**	1.0	(0.7)	-	0.3	-	0.4	0.7	**31.1**
Fixed Income Passive[1]									
US	**4.6**	-	-	0.3	0.3	-	-	0.3	**4.9**
Global and Non-US	**5.2**	0.3	(0.2)	-	0.1	-	(0.2)	(0.1)	**5.1**
Total Fixed Income Passive[1]	**9.8**	0.3	(0.2)	0.3	0.4	-	(0.2)	0.2	**10.0**
Total Fixed Income	**266.4**	12.6	(10.5)	(0.4)	1.7	(1.1)	(5.1)	(4.5)	**261.9**
Other[2]									
US	**8.2**	0.8	(0.3)	0.1	0.6	-	-	0.6	**8.8**
Global and Non-US	**39.4**	1.2	(0.1)	0.6	1.7	-	(0.7)	1.0	**40.4**
Total Other[2]	**47.6**	2.0	(0.4)	0.7	2.3	-	(0.7)	1.6	**49.2**
Firmwide									
US	**240.3**	5.6	(3.6)	(0.9)	1.1	(1.1)	(1.5)	(1.5)	**238.8**
Global and Non-US	**239.9**	13.2	(10.5)	(1.0)	1.7	-	(7.4)	(5.7)	**234.2**
Total Firmwide	**480.2**	18.8	(14.1)	(1.9)	2.8	(1.1)	(8.9)	(7.2)	**473.0**

[1] Includes index and enhanced index services. [2] Includes multi-asset solutions and services, and certain other alternative investments. [3] Excludes assets for which we provide administrative services but not investment management services from AUM.

AUM by Region

As of September 30, 2014

Institutions


NA ex US 4%
United Kingdom 6%
Asia ex Japan 6%
Japan 12%
EMEA 15%
US 57%

$236.8B

Retail


Other 4%
Japan 5%
EMEA 12%
Asia ex Japan 19%
US 60%

$162.0B

By client domicile

Third Quarter 2014 Adjusted Advisory Fees

In US Dollars

	3Q 2014	2Q 2014	% Δ	3Q 2013	% Δ
Ending AUM ($ Billions)	**$473**	**$480**	**(1%)**	**$445**	**6%**
Average AUM ($ Billions)	**$479**	**$464**	**3%**	**$440**	**9%**
By Fee Type ($ Millions):					
Adjusted Base Fees	$492	$472	4%	$449	10%
Adjusted Performance Fees	3	20	(85%)	1	200%
Total	**$495**	**$492**	**1%**	**$450**	**10%**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$105	$102	3%	$102	3%
Retail	222	209	6%	203	9%
Private Client	165	161	2%	144	15%
Total	**$492**	**$472**	**4%**	**$449**	**10%**

Third Quarter 2014 GAAP Income Statement

In US dollar millions (except EPU)	3Q 2014	2Q 2014	% Δ	3Q 2013	% Δ
Net Revenues	$ 750	$ 754	(1%)	$ 706	6%
Operating Expenses	605	611	(1%)	597	1%
Operating Income	145	143	1%	109	33%
Net Income Attributable to AB Unitholders	140	136	3%	100	40%
AB Holding GAAP Diluted Net Income per Unit	**$0.45**	**$0.44**	**2%**	**$0.32**	**41%**
AB Holding Distribution Per Unit	**$0.45**	**$0.45**	**0%**	**$0.40**	**13%**

Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets	September 30, 2014		December 31, 2013	
Cash and cash equivalents	$	535	$	510
Cash and securities, segregated		506		980
Receivables, net		1,952		1,550
Investments:				
Long-term incentive compensation-related		97		118
Other		728		662
Goodwill		3,045		2,987
Intangible assets, net		178		169
Deferred sales commissions, net		114		71
Other (incl. furniture & equipment, net)		349		339
Total Assets	**$**	**7,504**	**$**	**7,386**

Liabilities and Capital				
Liabilities:				
Payables	$	1,960	$	2,195
Accounts payable and accrued expenses		484		529
Accrued compensation and benefits		618		324
Debt		400		268
Total Liabilities		**3,462**		**3,316**
Redeemable non-controlling interest		17		-
Partners' capital attributable to AllianceBernstein Unitholders		3,997		4,028
Non-controlling interests in consolidated entities		28		42
Total Capital		**4,025**		**4,070**
Total Liabilities, Redeemable non-controlling interest and Capital	**$**	**7,504**	**$**	**7,386**

Consolidated Statement of Cash Flows

In US $ Millions

		Nine Months Ended	
		September 30, 2014	September 30, 2013
Net Income		$ 390	$ 341
Non-cash items:	Amortization of deferred sales commissions	30	32
	Non-cash long-term incentive compensation expense	15	13
	Depreciation and other amortization	48	46
	Unrealized losses (gains) on investments	12	(36)
	Other, net	(10)	(1)
Changes in assets and liabilities		(39)	90
Net cash provided by operating activities		**446**	**485**
Purchases of investments, net		(1)	(8)
Purchases of furniture, equipment, and leasehold improvements, net		(19)	(13)
Purchases of businesses, net of cash acquired		(61)	-
Net cash used in investing activities		**(81)**	**(21)**
Issuance (repayment) of commercial paper, net		91	(181)
Proceeds from bank loan		40	20
(Decrease) increase in overdrafts payable		(22)	40
Distributions to General Partner and Unitholders		(434)	(338)
Distributions to non-controlling interests in consolidated entities		(11)	(4)
Additional investments by Holding from distributions paid to AllianceBernstein consolidated rabbi trust		-	13
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		13	14
Purchases of Holding Units to fund long-term incentive compensation plan awards, net		(5)	(45)
Other, net		(2)	1
Net cash used in financing activities		**(330)**	**(480)**
Effect of exchange rate changes on cash and cash equivalents		(10)	(4)
Net increase (decrease) in cash and cash equivalents		25	(20)
Cash and cash equivalents at the beginning of period		510	627
Cash and cash equivalents at the end of period		**$ 535**	**$ 607**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	3Q 2014	2Q 2014	% Δ	3Q 2013	% Δ
AllianceBernstein					
Net Income Attributable to AllianceBernstein	$140	$136	3%	$100	40%
Weighted Average Equity Ownership Interest	35.7%	35.5%		34.5%	
AllianceBernstein Holding					
Equity in Net Income Attributable to AllianceBernstein	$50	$49	2%	$35	43%
Income Taxes	6	6	0%	5	20%
Net Income	**$44**	**$43**	**2%**	**$30**	**47%**
Diluted Net Income Per Unit, GAAP basis	**$0.45**	**$0.44**	**2%**	**$0.32**	**41%**
Adjusted Diluted Net Income Per Unit	**$0.45**	**$0.45**	**0%**	**$0.40**	**13%**
Distributions Per Unit	**$0.45**	**$0.45**	**0%**	**$0.40**	**13%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Net Revenues, GAAP basis	**$ 749,748**	**$ 753,648**	**$ 714,618**	**$ 765,572**	**$ 706,078**	**$ 734,275**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	1,646	(3,415)	(1,297)	(4,711)	(5,284)	(818)
Long-term incentive compensation-related dividends and interest	(145)	(154)	(179)	(1,882)	(210)	(196)
90% of consolidated venture capital fund investment (gains) losses	4,374	(136)	(2,005)	(3,640)	(1,588)	(6,602)
Distribution-related payments	(107,859)	(101,968)	(98,642)	(101,475)	(102,426)	(112,675)
Amortization of deferred sales commissions	(11,234)	(9,326)	(8,957)	(9,516)	(10,363)	(10,325)
Pass-through fees & expenses	(10,168)	(9,516)	(8,445)	(8,029)	(8,411)	(8,349)
Adjusted Net Revenues	**$ 626,362**	**$ 629,133**	**$ 595,093**	**$ 636,319**	**$ 577,796**	**$ 595,310**
Operating Income, GAAP basis	**$ 144,708**	**$ 143,440**	**$ 129,903**	**$ 194,781**	**$ 108,618**	**$ 136,654**
Exclude:						
Long-term incentive compensation-related items	555	94	89	(664)	(92)	323
Real estate (credits) charges	(980)	(505)	1,942	1,726	24,125	1,935
Acquisition-related expenses	366	1,457	859	3,373	-	-
Contingent payment arrangements	-	-	-	(10,840)	-	-
Sub-total of non-GAAP adjustments	(59)	1,046	2,890	(6,405)	24,033	2,258
Less: Net (loss) income of consolidated entities attributable to non-controlling interests	(4,500)	(3)	1,813	3,442	1,413	6,376
Adjusted Operating Income	**$ 149,149**	**$ 144,489**	**$ 130,980**	**$ 184,934**	**$ 131,238**	**$ 132,536**
Operating Margin, GAAP basis excl. non-controlling interests	**19.9%**	**19.0%**	**17.9%**	**25.0%**	**15.2%**	**17.7%**
Adjusted Operating Margin	**23.8%**	**23.0%**	**22.0%**	**29.1%**	**22.7%**	**22.3%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

	Three Months Ended					
$ thousands except per Unit amounts, unaudited	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Net Income - Diluted, GAAP basis	**$ 44,543**	**$ 43,230**	**$ 36,455**	**$ 57,853**	**$ 29,706**	**$ 40,617**
Impact on net income of AllianceBernstein non-GAAP adjustments	106	415	1,008	(2,312)	7,919	840
Adjusted Net Income - Diluted	**$ 44,649**	**$ 43,645**	**$ 37,463**	**$ 55,541**	**$ 37,625**	**$ 41,457**
Diluted Net Income per Holding Unit, GAAP basis	**$ 0.45**	**$ 0.44**	**$ 0.38**	**$ 0.62**	**$ 0.32**	**$ 0.40**
Impact of AllianceBernstein non-GAAP adjustments	-	0.01	0.01	(0.02)	0.08	0.01
Adjusted Diluted Net Income per Holding Unit	**$ 0.45**	**$ 0.45**	**$ 0.39**	**$ 0.60**	**$ 0.40**	**$ 0.41**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on long-term incentive compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe offsetting net revenues by distribution-related payments is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We offset amortization of deferred sales commissions against net revenues because such costs, over time, essentially offset our distribution revenues. We also exclude pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. During the third quarter of 2014, we reclassified certain other promotion and servicing expenses into distribution-related payments and identified additional pass-through expenses that were excluded from adjusted net revenues. As a result, we revised prior period's adjusted net revenues to conform to the current period's presentation. These fees have no impact on operating income, but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a US GAAP basis excluding (1) the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee long-term incentive compensation-related investments, (2) real estate charges, (3) acquisition-related expenses, (4) adjustments to contingent payment arrangements and (5) the net income or loss of consolidated entities attributable to non-controlling interests.

Prior to 2009, a significant portion of employee compensation was in the form of long-term incentive compensation awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments had vested by year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. Fluctuation in the value of these investments is recorded within investment gains and losses on the income statement and also impacts compensation expense. Management believes it is useful to reflect the offset achieved from economically hedging the investments' market exposure in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on long-term incentive compensation-related investments included in revenues and compensation expense.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

Acquisition-related expenses, primarily severance and professional fees incurred as a result of acquisitions in the fourth quarter of 2013 and the second quarter of 2014, have been excluded because they are not considered part of our core operating results when comparing results from period to period and to industry peers.

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period without the volatility noted above in our discussion of adjusted operating income and to compare our performance to industry peers on a basis that better reflects our performance in our core business. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

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